Exhibit 99.1
Company Release – 01/16/2024 6:30AM EST
FirstSun Capital Bancorp and HomeStreet, Inc. Announce Transformational Strategic Merger
and $175 Million Equity Raise
Combination will create a premier bank operating in the nation’s best markets in the Southwest and West Coast
•Combined assets of approximately $17 billion
•Dallas, Texas headquartered bank with an extensive footprint in 6 of the top 10 fastest growing MSA’s in the United States
•Top-tier performance metrics on a pro forma combined basis: ~1.4% ROA and ~17% ROATCE
•30%+ accretion to FSUN’s 2025 estimated EPS
•$175 million equity raise, led by Wellington Management, is fully committed
•Pro forma balance sheet well-positioned with a high-quality combined deposit franchise and neutral interest rate risk profile
•Highly experienced combined executive management team with proven expertise in M&A
DENVER, Colorado and SEATTLE, Washington, January 16, 2024 /Business Wire/ -- FirstSun Capital Bancorp (“FirstSun,” or the “Company”) (OTCQX: FSUN), the holding company of Dallas-based Sunflower Bank, N.A. (“Sunflower Bank”) and Seattle-based HomeStreet, Inc. (“HomeStreet”) (Nasdaq: HMST), the holding company of HomeStreet Bank (“HomeStreet Bank”) jointly announced today that they have entered into a definitive merger agreement, which was unanimously approved by the board of directors of both companies. Under the terms of the agreement, HomeStreet and HomeStreet Bank will merge with and into FirstSun and Sunflower Bank, respectively, with HomeStreet Bank continuing to operate under its tradename in its current markets. Under the terms of the agreement, the companies will combine in an all-stock transaction in which HomeStreet shareholders will receive 0.4345 of a share of FirstSun common stock for each share of HomeStreet common stock which represents a value of $14.75 per share representing a 37% premium to the closing price per share of HomeStreet Shares on January 12, 2024. The combined entity is expected to be listed on the NASDAQ upon closing.
FirstSun also announced today that it has entered into investment agreements with investors to raise capital to support the merger, led by Wellington Management (“Wellington”, and combined the “Investors”). In aggregate, $175 million of common stock will be issued to those Investors: (a) $80 million of which will be issued to Wellington immediately following today’s merger announcement, and (b) the remaining $95 million of which will be issued concurrently with, and subject to, closing of the merger (“acquisition equity”). The proceeds of this capital are expected to support the pro forma company’s balance sheet, resulting in CET1 of 9%+ pro forma at the consolidated BHC level and 10%+ at the bank level.
Upon completion of the merger, the shares issued to HomeStreet shareholders are expected to comprise 22% of the outstanding shares of the combined company, the shares issued to Investors in the common stock issuance are expected to represent 14% of the combined company, and the expected remaining ownership of 64% will be held by legacy FirstSun common shareholders.
Once completed, the merger will create a premier regional bank with $17 billion in total assets and 129 branch locations across some of the most attractive markets in the United States. The expanded footprint complements FirstSun’s current presence in the high growth markets of the Southwest to include HomeStreet’s strong presence in Southern California, Hawaii, and other key markets in the Pacific Northwest.

Mollie Hale Carter, Executive Chairman of FirstSun, and Neal Arnold, CEO, President & Director of FirstSun, will retain their current roles at the combined company. Mark Mason, who currently serves as Executive Chairman, President & CEO of HomeStreet, will serve as Executive Vice Chairman at the combined company following the merger. Additionally, three current HomeStreet directors, inclusive of Mr. Mason, will join the combined company board of directors at closing.
“It brings us great excitement to welcome aboard HomeStreet’s valued customers and associates,” said Mollie Hale Carter, Executive Chairman of FirstSun and Sunflower. “We are very confident that this merger will enhance our ability to deliver stronger and more sustainable growth with greater earnings power and shareholder value creation to our combined shareholders. Each entity brings a presence in large, dynamic markets that are ripe for future organic growth. The combination of FirstSun and HomeStreet creates a premier midcap bank in the nation’s best markets and an opportunity to deploy FirstSun’s proven playbook of C&I focused growth. FirstSun is excited about the strategic synergies of this merger and the opportunities created to deliver strong sustainable growth and superior shareholder value creation. The HomeStreet team brings additional talent to enhance our specialty business line capabilities across this expanded footprint.”
Mark Mason, Chairman, CEO and President of HomeStreet said, “This merger validates the intrinsic value of HomeStreet’s loyal customer base, strong management and dynamic markets in which we operate and allows our shareholders to participate in the benefits of the combination going forward. The combined company will have an attractive and comprehensive product suite and market footprint as well as a more diversified loan portfolio and increased lending capabilities across asset classes, geographies and industry verticals. We believe this merger will also improve our customers’ experience and create new opportunities for our employees enabling us to retain and attract top talent. Both organizations share strong credit and risk management cultures and a deep commitment to our customers, community service and being good corporate citizens.”
“We are excited to be an anchor investor in the creation of a new $17 billion asset bank serving customers in high growth markets in the US,” said Nick Adams, portfolio manager, Wellington Management. “We believe bringing together these companies and combining their management teams will bolster the scale and diversification of their business and create greater value for shareholders.”
Strategic Benefits of the Transaction
•Operating in the largest and fastest growing markets: Presence in 6 of the top 10 fastest growing MSAs in the United States and a presence in 8 of the 10 largest Central and Western United States MSAs.
•Complementary business lines and lending expertise: Minimal geographic operating overlap between FirstSun and HomeStreet provides for a complementary merger that combines a strong C&I platform with an extensive multi-family lending platform and two similarly sized single family lending platforms.
•Combination of two top-tier core deposit franchises: Granular deposit relationships with an emphasis on generating low-cost, core deposits support overall growth prospects.
•Well-positioned balance sheet and revenue streams regardless of macro-environment conditions: Interest rate neutral balance sheet through combining an asset-sensitive FirstSun and a liability sensitive HomeStreet, as well as a fully marked HomeStreet loan and securities portfolio, and strong fee income sources, including HomeStreet’s Fannie Mae Delegated Underwriter and Servicer business.
•Material and immediate upside to current valuation: Significant valuation upside as the combined company is expected to generate profitability returns above peer levels.
Financial Benefits of the Merger
The financial benefits of the transaction are compelling, with estimated 2025 EPS accretion of 30%+ and a < 2 years earn back on tangible book value dilution. The pro forma combined company financial metrics are based on management estimates for FirstSun and HomeStreet, estimated combined company cost synergies, anticipated purchase accounting adjustments, the expected merger closing time-frame, and the capital raise. On a pro forma basis, the business is expected to deliver compelling operating and return metrics in 2025 with cost savings on a fully-phased in basis, including:
•Total Assets of approximately $17 Billion
•Tangible Common Equity at Closing of approximately $1.2 Billion
•Tangible Common Equity to Tangible Assets Ratio of ~ 7.2%
•Common Equity Tier 1 Capital Ratio of ~ 9.1%
•Net Interest Margin of ~ 3.9%
•Fee Income to Total Revenue of ~ 22%
•Return on Average Assets of ~ 1.4%; and
•Return on Average Tangible Common Equity of ~ 17%
Transaction Details
FirstSun will be the legal and accounting acquirer and HomeStreet and HomeStreet Bank will merge with and into FirstSun and Sunflower Bank, respectively. HomeStreet Bank will continue to operate under its name in its current markets of operation. Under the terms of the merger agreement, HomeStreet shareholders will receive 0.4345 of a share of FirstSun common stock for each share of HomeStreet common stock.
In the equity capital raise transaction, FirstSun will sell approximately (i) 2.46 million shares of its common stock at an issuance price of $32.50 per share at the announcement of the merger and (ii) 2.92 million shares of its common stock at an issuance price of $32.50 per share at the closing of the merger.
Timing and Approvals
The parties expect the closing of the merger to occur in the middle of 2024, subject to satisfaction of closing conditions, including receipt of customary required regulatory approvals and requisite approval by the shareholders of each company. Principal FirstSun investors, as well as members of the HomeStreet Board of Directors, have executed voting agreements committing to support the transaction. The acquisition equity capital is expected to close concurrently with the merger, subject to the concurrent closing of the merger and other closing conditions.
Advisors
Stephens Inc. served as financial advisor and rendered a fairness opinion to FirstSun’s board of directors and Nelson Mullins Riley & Scarborough LLP served as legal counsel to FirstSun. Keefe Bruyette and Woods, A Stifel Company, served as financial advisor and rendered a fairness opinion to HomeStreet’s board of directors and Sullivan and Cromwell LLP served as legal counsel to HomeStreet. Schulte, Roth & Zabel LLP served as legal advisor to Wellington Management. Latham & Watkins served as legal advisor to Keefe Bruyette and Woods, A Stifel Company.
Joint Conference Call
FirstSun and HomeStreet will conduct a conference call on Tuesday January 16, 2024, at 12:00 p.m. ET. Neal Arnold, CEO of FirstSun, Mark K. Mason, CEO and President of HomeStreet, Rob Cafera, CFO of FirstSun and John Michel, CFO of HomeStreet, will discuss the proposed merger between FirstSun and HomeStreet. A question and answer session for analysts will follow the presentation. Shareholders, analysts and other interested parties may register in advance at the following URL:
https://www.netroadshow.com/events/login?show=fd0615ad&confId=59925%20%28or%20internationally%20at%20the%20following%20URL%20%20https%3A%2F%2Fwww.netroadshow.com%2Fevents%2Fglobal-numbers%3FconfId%3D59925%29%20or%20may%20join%20the%20call%20by%20dialing%20directly%20at%201-833-470-1428%20shortly%20before%2012%3A00%20p.m.%20ET%20using%20Access%20Code%20043835

About FirstSun Capital Bancorp
FirstSun Capital Bancorp, (OTCQX: FSUN) headquartered in Denver, Colorado, is the financial holding company for Sunflower Bank, headquartered in Dallas, Texas, and which also operates under the brands First National 1870 and Guardian Mortgage. Sunflower Bank provides a full range of relationship-focused services to meet personal, business and wealth management financial objectives, with a branch network in Texas, Kansas, Colorado, New Mexico, and Arizona and mortgage capabilities in 43 states. FirstSun had total consolidated assets of $7.8 billion as September 30, 2023.
First National 1870 and Guardian Mortgage are divisions of Sunflower Bank. To learn more, visit SunflowerBank.com, FirstNational1870.com or GuardianMortgageOnline.com.
About HomeStreet, Inc.
HomeStreet, Inc., (Nasdaq: HMST) headquartered in Seattle, Washington, operates as the bank holding company for HomeStreet Bank that provides commercial, mortgage, and consumer/retail banking services primarily in the Western United States. The company offers personal and business checking, savings accounts, interest-bearing, money market accounts, and certificates of deposit; credit cards, insurance, and cash management services. HomeStreet had total assets of $9.5 billion and total deposits of $6.7 billion as of September 30, 2023, with a branch network in Washington, California, Oregon, and Hawaii, along with lending offices in Utah and Idaho.
HomeStreet Bank is a subsidiary of HomeStreet, Inc. To learn more, visit homestreet.com.
About Wellington Management
Wellington Management is one of the world’s largest independent investment management firms, serving as a trusted adviser to over 2,500 clients in more than 60 countries. The firm manages more than US$1.1 trillion for pensions, endowments and foundations, insurers, family offices, fund sponsors, global wealth managers, and other clients. Wellington aspires to provide excellent service to clients through a unique combination of independence enabled by its distinctive private partnership model, diverse perspectives through its unified, multi-asset investment platform, and relentless curiosity and intellectual rigor fostered by its enduring collaborative cultures.
Cautionary Note Regarding Forward-Looking Statements
Statements included in this press release which are not historical in nature are intended to be, and hereby are identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of FirstSun and HomeStreet with respect to their planned merger and the expected timing of the closing of the transaction. Words such as "may," "will," "believe," "anticipate," "expect," "intend," "opportunity," "continue," "should," and "could" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following:
•the failure to obtain necessary regulatory approvals when expected or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction);
•the failure of HomeStreet to obtain shareholder approval, or the failure of either party to satisfy any of the other closing conditions to the transaction on a timely basis or at all;
•the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;
•the possibility that the anticipated benefits of the transaction, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where FirstSun and HomeStreet do business, or as a result of other unexpected factors or events;
•diversion of management's attention from ongoing business operations and opportunities;
•potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction;
•the outcome of any legal proceedings that may be instituted against FirstSun or HomeStreet; and
•other factors that may affect future results of FirstSun or HomeStreet including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and actions of the Federal Reserve Board and legislative and regulatory actions and reforms.
Further information regarding additional factors that could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” (in the case of FirstSun), “Forward-Looking Statements” (in the case of HomeStreet), and “Risk Factors” in FirstSun’s and HomeStreet’s Annual Reports on Form 10-K for the year ended December 31, 2022, and other documents subsequently filed by FirstSun and HomeStreet with the SEC. FirstSun and HomeStreet disclaim any obligation to update or revise any forward-looking statements contained in this press release, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by law.
Additional Information About the Merger and Where to Find It
This communication is being made in respect of the proposed merger transaction between FirstSun and HomeStreet. In connection with the proposed merger, FirstSun will file a registration statement on Form S-4 with the SEC to register FirstSun's shares that will be issued to HomeStreet's shareholders in connection with the merger. The registration statement will include a proxy statement of HomeStreet and a prospectus of FirstSun, as well as other relevant documents concerning the proposed transaction. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
A free copy of the proxy statement/prospectus, when it becomes available, as well as other documents filed with the SEC by FirstSun may be obtained at the SEC's Internet site at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by (i) FirstSun on its website at https://ir.firstsuncb.com/investor-relations/default.aspx - “Financials and Filings”, and (ii) HomeStreet on its website at https://ir.homestreet.com/sec-filings/all-filings/default.aspx.
Participants in the Solicitation
FirstSun, HomeStreet and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from shareholders of HomeStreet in connection with the proposed Merger. Information regarding the directors and executive officers of FirstSun and HomeStreet and other persons who may be deemed participants in the solicitation of the shareholders of HomeStreet in connection with the proposed Merger will be included in the proxy statement/prospectus for HomeStreet special meeting of shareholders, which will be filed by FirstSun with the SEC. Information about the directors and officers of FirstSun and their ownership of FirstSun’s common stock can be found in FirstSun’s annual report on Form 10-K, as filed with the SEC on March 16, 2023, and other documents subsequently filed by FirstSun with the SEC. Information about the directors and officers of HomeStreet and their ownership of HomeStreet’s common stock can be found in HomeStreet’s definitive proxy statement in connection with its 2023 annual meeting of shareholders, as filed with the SEC on April 11, 2023, and other documents subsequently filed by HomeStreet with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the proposed Merger filed with the SEC when they become available.
Contact Information
Investor Contacts:
FirstSun Capital Bancorp
Kelly C. Rackley
Corporate Secretary & Stockholder Relations Manager
303.962.0150 | stockholder.relations@sunflowerbank.com
HomeStreet, Inc.
John Michel
Executive Vice President, Chief Financial Officer
206.515.2291 | john.michel@homestreet.com
Media Contacts:
FirstSun Capital Bancorp
Jeanne Lipson
915.881.6785 | jeanne.lipson@sunflowerbank.com
HomeStreet, Inc.
Misty Ford
206.876.5506 | misty.ford@homestreet.com
SOURCE FirstSun Capital Bancorp and HomeStreet, Inc.